Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Crew Gold Corporation (the “Company”) on Form 40-F for the six month period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jan Vestrum, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 20, 2007

By:	/s/ Jan Vestrum
Jan Vestrum
Chief Executive Officer
Crew Gold Corporation